UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2018

BIOTECH PRODUCTS SERVICES AND RESEARCH, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55008	47-4180540
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4045 Sheridan Avenue, Suite 239 Miami, FL	33140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 963-7881

N/A

(Former name or former address, if changed since last report)

With a copy to:

Richard C. Fox, Esq.

Fox Law Offices, P.A.

561 NE Zebrina Senda

Jensen Beach, FL 34957

T: 772.225.6435

rickfoxesq@gmail.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2018, Mr. Robert Zucker was appointed to serve as a member of the Board of Directors of the Company, effective May 29, 2018, for a period of one year, or until the next annual stockholders’ meeting where his successor is elected and qualified, or his earlier removal.

Business Experience

Robert W. Zucker (age 64) was elected as a member of the Board of Directors of the Company effective May 29, 2018. Mr. Zucker is the founder (1993) and currently the managing partner of Zucker Forensics, a firm providing accounting and consulting services for litigation matters throughout the United States. Mr. Zucker has been qualified as an expert in Miami-Dade, Broward and Palm Beach Counties, several other State Courts throughout the Country as well as Federal Courts. Mr. Zucker has lectured at various seminars and possesses over 25 years experience in forensic accounting, tax preparation and has represented over a thousand (1,000) clients in various litigation matters and acting as an advisor for businesses. Mr. Zucker is a Chartered Global Management Accountant and a Certified Public Accountant and has received certification in the field of Financial Forensics. Mr. Zucker is also a member of the American Institute of Certified Public Accountants, Bankruptcy Bar Association Southern District of Florida, the Florida Institute of Certified Public Accountants and The Florida Bar, Fifteenth Judicial Circuit Grievance Committee “D”. Mr. Zucker received his BS in Business Administration from Florida Atlantic University, Boca Raton, Florida, in June 1978.

Resignations of Mr. Richard Fox

On May 29, 2018, Mr. Richard Fox resigned from the Board of Directors of the Company, creating the vacancy filled by Mr. Zucker.

Item 9.01 Financial Statements and Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTECH PRODUCTS SERVICES AND RESEARCH, INC.

Dated: May 30, 2018	By:	/s/ Manual Iglesias
Manual Iglesias
Chief Executive Officer
(Principal Executive Officer)